UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

April 10, 2023

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, New Jersey
500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 10, 2023, the Company announced that it intends to effect a reverse stock split (the “Reverse Stock Split”) of its issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”) at a ratio of 1 post-split share for every 50 pre-split shares. The Common Stock will continue to be traded on the Nasdaq Capital Market under the symbol AGRX and will begin trading on a split-adjusted basis when the market opens on Tuesday, April 11, 2023, under a new CUSIP number, 00847L308.

As previously disclosed, at a special meeting of stockholders (the “Special Meeting”) held on March 9, 2023, the Company’s shareholders granted the Company’s Board of Directors (the “Board”) the discretion to effect a reverse stock split of the Common Stock through an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended, at a ratio of any whole number between 1-for-20 and 1-for-50, with such ratio to be determined by the Board.

On April 10, 2023, the Company filed the Amendment to effect the Reverse Stock Split with the Secretary of State of the State of Delaware, and the Reverse Stock Split will become effective in accordance with the terms of the Amendment at 4:00 PM Eastern Time on April 10, 2023 (the “Effective Time”).

At the Effective Time, every fifty (50) shares of the Company’s issued and outstanding Common Stock will be converted automatically into one issued and outstanding share of Common Stock, but without any change in the par value per share. Proportional adjustments will be made to the number of shares of Common Stock issuable upon exercise of the Company’s outstanding stock options and warrants, as well as the applicable exercise price.

Broadridge Corporate Issuer Solutions, Inc. is acting as the exchange agent for the Reverse Stock Split. Shareholders who hold their shares in book-entry form or in “street name” (through a broker, bank or other holder of record) are not required to take any action. The Reverse Stock Split will affect all shareholders uniformly and will not alter any shareholder’s percentage interest in the Company’s equity, except to the extent that the Reverse Stock Split would result in a shareholder owning a fractional share. No fractional shares will be issued in connection with the Reverse Stock Split. Shareholders who would otherwise be entitled to receive a fractional share will instead receive a cash payment based on the closing price of the Common Stock as reported on the Nasdaq Capital Market on April 10, 2023.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On April 10, 2023, the Company issued a press release announcing the Reverse Stock Split.

A copy of the Company’s press release is attached hereto as Exhibit 99.1.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (this “Report”), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, as filed with the Secretary of the State of Delaware on April 10, 2023
99.1	Press Release dated April 10, 2023
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

Forward-Looking Statements

 Certain information contained in this Report may include “forward-looking statements.” Our use of terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements.

In particular, statements regarding our projected cash position, net product sales revenue and operating expenses are examples of such forward-looking statements. Such forward-looking statements are subject to important risks and uncertainties, including, but not limited to, risks related to our expectations regarding the effect of the reverse stock split, our ability to meet the minimum bid price requirement, our ability to regain compliance with the Nasdaq continued listing requirements, and our financial condition, growth and strategies. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to regain compliance with Nasdaq’s minimum bid price requirement, or otherwise maintain compliance with any other listing requirements on Nasdaq, the potential de-listing of our shares on Nasdaq, our strategy, business plans and focus, and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. For additional information about the risks and uncertainties that may affect our business please see the factors discussed in “Risk Factors” in the Company’s periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: April 10, 2023	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairperson and Chief Executive Officer